BioLargo
We Make Life Better

Innovator & Sustainable Environmental Solutions Provider

Stock Symbol: BLGO   Westminster, CA

BioLargo's solutions vetted through collaboration

Nature Shows Us the Way!

Inspiration from one discovery ...

...leads to an ever-expanding IP portfolio

+ new discoveries

+ acquisition



O_2
O_3
h_v
I^-
Reactive Iodine Species
Precipitation
Iodine Used As Essential Nutrient
Iodocarbons
(e.g. CH_3I, CH_2I_2)
I_2
Seaweed / Kelp
I^-
Phytoplankton
IO_3^-
Organic Matter
All-Natural Iodine Cycle

A Classic Innovator's Journey


Invent
Prove
License
Refine
Monetize

The Original Plan
Spring 2007

2007 – 2012
Financial Crisis
Forced a Pivot

BioLargo
We Make Life Better

The Actual Plan Required -

- do 'everything'
- de-risk
- extraordinary proof
- demonstrate commercial viability
- coming full circle back to **licensing**


License
Invent
Prove
Go Vertical
Build Team
Clear Regulatory
Get Customers
Invest to Grow Company
Refine

Uniquely Equipped Cleantech Company

- ✓ Patented technologies
- ✓ Veteran environmental engineering services team
- ✓ Experts in diverse fields – ***wealth of capabilities***


Innovator
Proven veterans serving global clients
Cutting Edge, Cost Saving Solutions
Design, Build, Operate
Full-Service Capabilities
BioLargo
We Make Life Better

Uniquely Equipped Cleantech Company


ONM
BioLargo Water
BioLargo
Engineering, Science & Technologies

Working **Together** to Create the Best **Solutions** for Our **Customers**

Target addressable markets

Clean Air Solutions -

$1.8B

Landfills: $230M
Transfer stations: $350M
WWT Plants: $720M
Grow Operations: $500M+

Water treatment technology

$8.95B

Beach head market: $246M

Engineering Services

>$100M

Internal + external services

PFAS >$1B

...with minority interest in
Clyra Medical Technologies
$2B+ market


CLYRA
CLYRA




BioLargo



We are actively engaged in partnership discussions
with industry leaders at every level

better to be the disruptor
than the disrupted

Recent Milestones

- Cleantech company of the year (Sustain SoCal)
- Breaking revenue records; balance sheet improvements
- Financial Growth*
  - Q4 revenue >$560,000
  - 2019 revenue >$1.8M
  - Grew total revenue by 37% over prior year
- New PFAS treatment technology supported by EPA grant
- United States Air Force Contracts
- Joint Venture with BKT & Tomorrow Water, leader in wastewater solutions in South Korea
- Commercial trials in preparation for AOS clean water technology



Odor No More Revenue by Quarter
2017-2019
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019
Q2-2019
Q3-2019

* unaudited/preliminary





Smaller Footprints



BioLargo Engineering

- ✓Trusted industry veterans
- ✓Innovators
- ✓Solutions Providers

BioLargo
Engineering, Science & Technologies

BioLargo's engineering subsidiary wins US Air Force subcontracts

10:35 22 Jul 2019

Share

Randall Moore, president at BioLargo Engineering, says the company will work 'hand-in-hand' with Bhate Environmental Associates on this contract, as well as future bids



Experience Serving Big Clients

Citizens Gas
Union Carbide
DOE
ENREMA
Proton Power
HAVCO
DOD
USAF
Schlegel
TSCAi
Moss Landing
US Army
Picatinny Arsenal
Oak Ridge National Lab
Major Waste Handlers
Lamb Weston

PFAS Treatment Technology

- PFAS considered *"contaminant of the decade"*
  - Persistent and cumulative
  - Linked to adverse health effects
  - Estimated to affect 110 million in US

- BioLargo PFAS treatment technology in development
  - **Support from EPA grant**

- **BioLargo aimed at disrupting this market**





BioLargo PFAS Tech in Industry News


News | January 28, 2020

BioLargo Engineering Is Tackling PFAS Head-On With New Treatment Technology – Moving To Next Phase Of Groundbreaking PFAS Work

Oak Ridge, TN – BioLargo Engineering, Science & Technologies (BLEST), today announced that it has validated the efficacy of a new, cutting-edge water treatment technology aimed at solving the growing international per- and polyfluoroalkyl substances (PFAS) contamination crisis. Having completed its work under a Phase I SBIR grant from the EPA to its parent corporation BioLargo, Inc. (OTCQB:BLGO), it is moving to the next phase of development in preparation for demonstration pilots and


HOME | DRINKING WATER | POTABLE WATER QUALITY

BioLargo Engineering tackles PFAS with new treatment technology

The company says it is moving to the next phase of ground-breaking F

Feb 4th, 2020

March 16–2

- *Selecting commercial trial partners now*
- *Orange Country alone estimates $850 million to treat*

CupriDyne® CLEAN



CupriDyne® Clean Industrial Odor and VOC Eliminator

- Eliminates odors – no masking
- Non-pesticide, non-toxic
- Saves customers 25-50%
- Effective against H_2S
- **Top 4 waste handlers under national contract**

CupriDyne Clean

- Packaged with services: Engineering, Construction, Installation, Maintenance & Service
  - ✓ Best performance in the industry
  - ✓ Safe: Non-toxic & Non-sensitizing
  - ✓ Non-pesticide
  - ✓ Fragrance Optional


CupriDyne
CLEAN
ONM
Odor-No-More

dpr Department of Pesticide Regulation

After reviewing the additional information you provided on December 16, 2016, the Department of Pesticide Regulation determined that the product *CupriDyne Clean*, is not a pesticide. This letter

CupriDyne Clean in action







Design, Build and Install Expertise





CupriDyne Clean in the $1B+ U.S. Market








WATER

U.S. Transfer Stations TAM: $364 million/year

U.S. Wastewater Treatment TAM: $720 million/year

Landfills TAM: $228 million/year

Composting: TAM $118 million/year

US Market Opportunity

Site Type	Potential sites (US Market*)	Potential revenue per site per year	1% market share	3% market share	10% market share	TAM (Total Addressable Market – US)
Landfills	**1,900**	$120,000	$2.3M	$6.8M	$23M	$230M
Transfer Stations	**7,600**	$48,000	$3.7M	$10.9M	$37M	$350M
Wastewater Treatment Plants (WWT)	**15,000**	$48,000	$7.2M	$21.6M	$72M	$720M
Totals	**24,500**		$13.2M	$39.3M	$132M	$1.3B

nnual revenues are estimated based on our experience with existing customers and estimations that management believes to be reasonable. Revenue per facility may be affected by many factors, including size, population ensity, location and weather. Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues

Failure to Act, The Economic Impact of Current Investment Trends in Water and Wastewater Treatment Infrastructure" (2011), by American Society of Civil Engineers and Economic Development Research Group. Figure includes eatment facilities owned and operated by municipalities, as well as those owned and/or operated by private entities contracting with municipalities.

he top 5 Waste Management companies in the US, as of 2011, operated 624 transfer stations, and 565 landfills. "Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source erformance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards. This is a ratio of 1:4 (landfill to transfer stations). The estimated number of ansfer stations is this ratio multiplied by the approximate 1,900 total landfills, and rounded.

Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air uality Planning and Standards

Joint Venture Executed with BKT and Tomorrow Water

- BKT is a leading wastewater treatment solutions provider in South Korea
- 20+ years experience serving SE Asia Wastewater Treatment industry
- Manufacture and distribute CupriDyne Clean for Asian market



FSF
Smaller Footprints
New Media
Memorandum of Understanding
BioLargo
BKT

CupriDyne Clean – Expanding into Cannabis & Hemp through Partnerships

Cannabis odor and VOC control

- Distributor partnership with Cannabusters, subsidiary of Mabre Corporation

CANNABUSTERS

THE ODOR STOPPER!





AOS
Clean Water Technology

Flexible, reliable, and affordable water treatment solutions for a better water future

AOS
Advanced Oxidation System

Low cost – Lowest power consumption – Extreme Performance





Frost & Sullivan Technology Leadership Award


FROST & SULLIVAN
BioLargo Water
Receives Frost & Sullivan's
Advanced Water and Wastewater Treatment
Enabling Technology Leadership Award
LEARN MORE

Crowdfunding Now Launched

- WaterWorks Fund crowdfunding initiative

- www.waterworksfund.com

You can help BioLargo Water's treatment technology enter the poultry industry, a $246 million market.


BioLargo Water

BioLargo Water

Next the AOS aims to enter the $44 billion markets of stormwater, food & beverage, industrial, oil & gas, agriculture, and municipal wastewater.

AOS – Scaling Up!





6 ft man for scale
Stacked AOS
Spiral AOS
Spiral – modular design for flexible use and scalability



500 gpm unit design complete

First Commercial Pilot in Preparation

Complete treatment solution delivered at poultry farm

First pre-commercial demonstration pilot leads to first commercial trial

Sunworks Pilot







Pre- and post-treatment samples




Post Filtration Skid
Post AOS

Bacterial plate counts verify the effectiveness of the AOS system

Competition

	Total OPEX ($USD/$m^3$)	Total CAPEX ($USD)	Removes organics	Removes bacteria, viruses	Removes protozoa	Resistance to turbidity and TSS
			Performance Scale 1-3 (1 = poor, 3 = great)			
Advanced Oxidation System (AOS)	0.13*	63,956*	2	3	3	2
Ultraviolet (UV)	0.17	132,788	1	2	2	1
Ozone	0.42	223,618	1	3	2	1

Disinfection performance metrics for bacterial and viral inactivation are assumed to be the same
**Projected values for a Spiral model working at full capacity and low chemical dose*

Clyra Medical Technologies

Minority interest in Clyra

Spin out planned

New gold standard in advanced wound care

FDA 510(k) cleared for first product fall 2019


CLYRA
Medical Technologies Inc
Dental
Advanced wound care
Orthopedics
Dressings
Liquid wound cleansers
Woven and non-woven




CLYRA
WOUND IRRIGATION SOLUTION
CLYRA
WOUND IRRIGATION SOLUTION


PolyMem & Shapes

Clyra's SkinDisc™

Patented, revolutionary stem cell wound therapy


SKINDISC


Before Treatment
SkinDisc Application
Acellular Dermal Tissue
Week 1
Week 2
Week 4

250+ patient case studies performed. 100% limb salvage with no adverse reaction

Before

After



Experienced management with diverse talents

Average 20+ years executive experience

Industry experts

Exceptionally qualified PhDs and engineers on staff



Dennis Calvert,
President and CEO
LinkedIn



Ken Code, CSO
LinkedIn



Steve Harrison,
Clyra President
LinkedIn



Randall Moore,
BLEST President
LinkedIn



Tonya Chandler,
Director of BD
LinkedIn



Richard Smith,
PhD, BioLargo
Water President
LinkedIn



Joe Provenzano,
Odor-No-More
President
LinkedIn



Tanya Rhodes,
Clyra Senior
Strategic, CSO
LinkedIn.



Charles Dargan,
CFO
LinkedIn

Goals for Next Twelve Months

Odor-No-More

- ✓ secure channel partners for new markets
- ✓ target 2-3X top-line monthly revenue growth
- ✓ drive profitability to support all corporate operations

BLEST Engineering

- ✓ secure partners and commercialize PFAS Solution
- ✓ drive profitability from external contracts
- ✓ implement full services solutions for strategic customers

BioLargo Water

- ✓ secure partners and commercialize
- ✓ complete commercial pilots for specific applications
- ✓ demonstrate in-field efficacy and economics

Clyra

- ✓ secure partners and commercialize
- ✓ complete clinical trials
- ✓ initial full-scale product launch



Stock Symbol: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

BioLargo
We Make Life Better

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service environmental engineering company that ***makes life better*** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air and advanced wound care.

BioLargo Engineering, Science & Technologies

BioLargo Water

CLYRA Medical Technologies Inc

ONM Odor-No-More


Edmonton, Alberta Canada
6020 - 118 Street NW
Edmonton
Oak Ridge, Tennessee USA (Knoxville)
105 Fordham Road
Oak Ridge
Westminster, California, USA (LA / Orange Country)
14921 Chestnut St.
Westminster